[KPMG PEAT MARWICK LLP LETTERHEAD]



                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------



The Board of Directors
Fortis Series Fund, Inc.


We consent to the use of our report incorporated herein by reference and the references to our Firm under the headings "Financial Highlights" in Part A and "Custodian; Counsel; Accountants" in Part B of the Registration Statement.




                                                 KPMG Peat Marwick LLP



                                                 Minneapolis, Minnesota
                                                 April 29, 1997